SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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HORIZON HEALTH CORPORATION

(Name of Registrant as Specified In Its Charter)

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HORIZON HEALTH CORPORATION

1500 Waters Ridge Drive

Lewisville, Texas 75057-6011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 21, 2005

To the Stockholders of

 Horizon Health Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Horizon Health Corporation (the “Company”) will be held at the Company’s James W. McAtee National Support Center located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Friday, January 21, 2005 at 11:30 a.m. Central Time, for the following purposes:

1.	To elect seven directors to serve for the ensuing year;

2.	To approve the adoption of the 2005 Omnibus Incentive Plan, as further described in the accompanying proxy statement; and

3.	To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

The close of business on December 1, 2004 has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, during business hours, from January 7, 2005 to the date of the Annual Meeting at the Company’s James W. McAtee National Support Center located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish.

By Order of the Board of Directors,

KEN NEWMAN
President

December 15, 2004

HORIZON HEALTH CORPORATION

1500 Waters Ridge Drive

Lewisville, Texas 75057-6011

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 21, 2005

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Horizon Health Corporation, a Delaware corporation (the “Company” or “Horizon”), of proxies for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s James W. McAtee National Support Center located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Friday, January 21, 2005, at 11:30 a.m., Central Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are first being mailed on or about December 15, 2004 to stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Common Stock, $.01 par value (“Common Stock”), of the Company at the close of business on December 1, 2004 will be entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,575,304 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder to one vote. There is no cumulative voting.

The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting in order to have a quorum for the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the seven nominees for director receiving the highest number of affirmative votes cast on the election of directors at the Annual Meeting will be elected as directors. The affirmative vote of the holders of a majority of the shares of Common Stock which are actually present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve all other matters to be acted upon at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum, but not voted. Abstentions will therefore have the same effect as votes against any proposal requiring the affirmative vote of a majority of the shares present and entitled to vote thereon. Broker non-votes will be counted only for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the matters to be acted upon at the Annual Meeting.

If the accompanying proxy card is properly signed and received by the Company prior to the Annual Meeting and not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given, the persons designated as proxies in the accompanying proxy card will vote “FOR” the election as directors of those persons named below and “FOR” all other proposals set forth therein.

The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter is properly presented at the Annual Meeting for action, the persons named in the accompanying proxy card will vote the proxy in their own discretion on such matter.

You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Annual Meeting and giving notice to the Secretary of the Company in writing that the proxy is withdrawn. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

The cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies may also be solicited personally or by telephone by officers or employees of the Company, none of whom will receive additional compensation therefor. The Company’s regularly retained investor communications firm, Corporate Communications, Inc., may also be called upon to solicit proxies by telephone or mail. The Company will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock.

The Company’s principal executive offices are located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011. Its telephone number is (972) 420-8200.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors of the Company is seven. Seven directors will be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal.

The Nominating Committee of the Board of Directors has nominated the seven director nominees named below. All director nominees are currently serving as directors of the Company with terms expiring at the Annual Meeting.

The Proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named in the accompanying proxy card will vote for the substitute nominee designated by the Board.

Information Regarding Nominees

Set forth below is certain information with respect to each director nominee. Additional information regarding certain of the nominees is set forth in other sections of this Proxy Statement.

Name	Age	Title	Director Since

Ken Newman	60	Chairman, President and Chief Executive Officer; Director	July 1989
George E. Bello	69	Director	April 1995
Michael R. Bowlin	62	Director	July 2004
James E. Buncher	68	Director	August 1997
Robert A. Lefton	48	Director	January 2003
William H. Longfield	66	Director	July 1995
Donald E. Steen	58	Director	April 1995

Ken Newman has been President and Chief Executive Officer of the Company since May 2003. He has also served as the Chairman of the Board since February 1992. From July 1989 until September 1997, he served as President of the Company and from July 1989 until October 1998, he also served as Chief Executive Officer of the Company.

George E. Bello retired as President and Chief Executive Officer of Reliance Group Holdings, Inc., an insurance holding company (“RGH”), on October 1, 2001. Previously he had been Executive Vice President and Controller of RGH for more than 15 years. He continues to serve on the Board of Directors of RGH. On June 12, 2001, RGH filed for relief under Chapter 11 of the United States Bankruptcy Code and its reorganization case remains pending in the United States Bankruptcy Court for the Southern District of New York. Mr. Bello is a member of the Audit and Compliance Committee and Nominating Committee of the Board of Directors of the Company.

Michael R. Bowlin is the retired Chairman of the Board of Atlantic Richfield Company having served in such position from 1995 to 2000. He also served as its President from 1993 to 1998, and as its Chief Executive Officer from 1994 to 2000. Atlantic Richfield Company and its subsidiaries, which merged with BP Amoco in 2000, were engaged in the worldwide exploration, development, production, transportation and refining of petroleum and natural gas. Mr. Bowlin also is a director of FMC Technologies, Inc., Edwards Lifesciences Corporation and the University of North Texas Foundation, and is a member of the M.D. Anderson Cancer Center Board of Visitors and the National Council of the House Ear Institute. Mr. Bowlin is a member of the Compensation Committee and the Nominating Committee of the Board of Directors of the Company.

James E. Buncher has been the Chief Executive Officer and a director of Safeguard Health Enterprises, Inc., a dental and vision benefits company since March 2000. He has been its Chairman since May 2004 and was its President from March 2000 through April 2004. From July 1998 to February 2000, Mr. Buncher was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998. Previously Mr. Buncher was the President of Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997. Mr. Buncher is a member of the Audit and Compliance Committee and the Nominating Committee of the Board of Directors of the Company.

Robert A. Lefton has been President, Chief Executive Officer and a director of Semper Care, Inc., a long term acute care hospital development company, since March 1999. He previously served as Executive Vice President – Operations of the Company from November 1998 to March 1999. He served as President and Chief Operating Officer of the Company from September 1997 to October 1998. He was Executive Vice President – Operations from September 1996 to August 1997. He was a Senior Regional Vice President of the Company from March 1995 until September 1996 after serving in other positions with the Company since November 1991. Mr. Lefton is a member of the Nominating Committee and the Compensation Committee of the Board of Directors of the Company.

William H. Longfield is the retired Chairman and Chief Executive Officer of C.R. Bard, Inc., a multinational developer, manufacturer and marketer of health care products, having served in such position from September 1995 to August 2003. Mr. Longfield currently serves on the board of directors of C.R. Bard, Inc., Manor Care, Inc., Appalera, Inc. and West Pharmaceutical Services, Inc. Mr. Longfield is a member of the Compensation Committee and the Nominating Committee of the Board of Directors of the Company.

Donald E. Steen has been Chairman of AmeriPath, Inc., an anatomical laboratory service company, since March 2004 and has been Chief Executive Officer since July 2004. He has been Chairman of United Surgical Partners International, Inc., a surgery operations company, since February 1998, and previously served as its Chief Executive Officer until June 2004. He currently serves on the board of directors of United Surgical Partners International, Inc. and Kenetic Concepts, Inc. Mr. Steen is a member of the Audit and Compliance Committee and the Nominating Committee of the Board of Directors of the Company.

Shares represented by the accompanying proxy card will be voted “FOR” the election of the nominees named above except to the extent authority to vote for one or more nominees is withheld. As indicated on the proxy card, stockholders may (i) vote for the entire slate of nominees, (ii) withhold authority to vote for the entire slate of nominees or (iii) by writing the name of one or more nominees in the space provided on the proxy card, withhold authority to vote for such specified nominee or nominees.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors of the Company held four meetings during the fiscal year ended August 31, 2004. The standing committees of the Board of Directors are the Compensation Committee, the Audit and Compliance Committee, and the Nominating Committee. Each committee is composed of only non-employee directors who are independent directors as defined by the listing standards of The NASDAQ National Market. During the fiscal year ended August 31, 2004, each current director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and of the committees of the Board on which the respective director served, that were held during the period that each such person has been a director or served on such committee, as the case may be.

Compensation Committee.  The Compensation Committee reviews and sets from time to time the salaries and annual incentive bonuses for the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer, and also administers the stock option plans of the Company. The Compensation Committee met four times during the fiscal year ended August 31, 2004. During the 2004 fiscal year, the Compensation Committee was composed of William H. Longfield, James E. Buncher and Robert A. Lefton. William H. Longfield, Michael R. Bowlin and Robert A. Lefton are currently the members of the Compensation Committee.

Audit and Compliance Committee.  The principal functions of the Audit and Compliance Committee are to select the independent auditors for the Company, approve all services rendered by such auditors to the Company, review and consult with the Board of Directors and management regarding the scope and results of the audit of the Company’s financial statements, and review and consult with the Board of Directors and management regarding other auditing and accounting matters. The Audit and Compliance Committee also oversees the implementation and operation of the Ethics Compliance Plan of the Company. The Audit and Compliance Committee met four times during the fiscal year ended August 31, 2004. George E. Bello, James E. Buncher and Donald E. Steen are currently the members of the Audit and Compliance Committee.

Nominating Committee.  The function of the Nominating Committee is to identify and nominate candidates for election as directors of the Company. The charter of the Nominating Committee is available on the Company’s website at www.horizonhealthcorp.com. The Board of Directors has determined that each of the members of the Nominating Committee are “independent” under Rule 4200(a)(15) of The NASDAQ National Market listing standards. The Nominating Committee met once in the fiscal year ended August 31, 2004. The Nominating Committee approved the nominees for election at the Annual Meeting described in this proxy statement. Messrs. Lefton, Bello, Buncher, Longfield, Steen and Bowlin currently are the members of the Nominating Committee. The Nominating Committee will consider recommendations for nominees submitted by stockholders. In order to recommend a nominee for the annual meeting to be held in January 2006, a stockholder must deliver to the Secretary of the Company, on or before September 1, 2005, a written recommendation setting forth the name and address of the stockholder and the number of shares of Common Stock beneficially owned by the stockholder, the name and address of the candidate, a description of the background of the candidate containing the information required to be included in a proxy statement under applicable Securities and Exchange Commission (“Commission”) requirements if such candidate were nominated, a description of any arrangements or understandings between the stockholder and the candidate pursuant to which the recommendation is being made by such stockholder, a description of any affiliation between such candidate and the stockholder, and a written statement of such candidate affirming a willingness to serve, if elected, signed by the proposed nominee. In recommending candidates, the Nominating Committee shall take into consideration the individual’s business and professional experience and accomplishments, personal integrity, ability to understand the business of the Company, ability to make independent analytical inquiries and analyses, willingness to devote the necessary time to adequately perform board member responsibilities, the candidate’s availability to serve, whether any conflicts of interest exist and such other factors as it deems appropriate. The Nominating Committee did not receive any stockholder nominations during fiscal year 2004.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with any and all members of the Company’s Board of Directors by transmitting correspondence by mail addressed to one or more directors by name (or to the Chairman of the Board, for a communication addressed to the entire Board of Directors) at the following address:

Name of the Director(s)

c/o Corporate Secretary

Horizon Health Corporation

1500 Waters Ridge Drive

Lewisville, Texas 75057-6011

Communications from the Company’s stockholders to the Board of Directors or one or more directors will be forwarded by the Corporate Secretary to the Chairman of the Audit and Compliance Committee if addressed to the Board of Directors or the individual member of the Board of Directors to whom the communication was addressed without opening, monitoring or otherwise editing the communication in any respect. In addition, stockholders of the Company may utilize the ACCess Hotline established by the Company for communications directly to the Audit and Compliance Committee of the Board of Directors.

It is the policy of the Company that directors are expected to attend each Annual Meeting of Stockholders. At the Annual Meeting in January, 2004, all directors were in attendance, with the exception of Mr. Bowlin who was not then serving on the Board of Directors and Mr. Bello who was unable to attend due to his travel being prevented by inclement weather.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information regarding compensation earned by or awarded to the Chief Executive Officer and the other executive officers of the Company named below (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position (1)	Fiscal Year	Salary (2)	Bonus (2)	Other Annual Compensation (3)	Securities Underlying Options (#)	All Other Compensation (4)

Ken Newman (5) President and CEO	2004 2003	$400,000 141,281	$400,000 133,333	- -	150,000 100,000	$3,714 140,000

David K. White Sr. Vice-President, Operations	2004 2003 2002	255,067 240,000 211,009	180,924 167,165 131,146	- - -	10,000 - 27,000	3,714 3,148 3,352

Frank J. Baumann Sr. Vice-President, Operations	2004 2003 2002	238,092 207,692 191,778	35,700 62,262 100,701	- - -	10,000 - 22,000	3,714 3,148 3,352

Jackie L. James (6) Sr. Vice-President, Operations	2004 2003	217,500 93,274	136,620 -	22,751 127,987	- 25,000	- -

Donald W. Thayer (7) Sr. Vice-President, Acquisitions	2004	207,981	105,938	-	10,000	-

(1)	Mr. Ronald C. Drabik, formerly chief financial officer of the Company, voluntarily terminated his employment effective October 2, 2004 to accept other employment. As a result of his resignation, Mr. Drabik was not one of the five most highly compensated officers of the Company in fiscal 2004.
(2)	Represents the amounts earned in the fiscal year indicated, irrespective of when amounts were paid by the Company. The bonus amounts shown represent performance incentive bonuses.
(3)	The amounts shown represent reimbursement for relocation expenses.
(4)	The amounts shown consist of Company contributions made during the fiscal year to the 401(k) plan of the Company on behalf of the Named Executive Officer with respect to the calendar year that ended during the respective fiscal year, with the exception of Mr. Newman, which is detailed below.
(5)	Mr. Newman resumed the position of President and CEO of the Company after the death of James W. McAtee in April 2003. Prior to May 1, 2003, Mr. Newman was paid for consulting services provided to the Company. In fiscal year 2003, Mr. Newman was paid a total of $140,000 for his consulting services and such amount is included under “Other Compensation” in the table above. The salary information for Mr. Newman reflected in the table above reflects his salary after May 1, 2003 but does not include the consulting fees paid to Mr. Newman in fiscal year 2003 prior to May 1, 2003.
(6)	Ms. James was employed by the Company in April 2003 and previously had not been an employee of the Company.
(7)	Mr. Thayer was employed by the Company in September 2003 and previously had not been an employee of the Company.

Stock Option Grants

The following table sets forth information regarding the grant of options to purchase shares of Common Stock to the Named Executive Officers in the fiscal year ended August 31, 2004.

Option Grants in Fiscal Year Ended August 31, 2004

Individual Grants
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted To Employees In Fiscal Year	Exercise Price (2)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5%	10%

Ken Newman	150,000	52.2%	$22.70	3/31/2014	$2,141,405	$5,426,549

David K. White	10,000	3.5%	$18.43	9/2/2013	$115,906	$293,719

Frank J. Baumann	10,000	3.5%	$18.43	9/2/2013	$115,906	$293,719

Jackie James	-	-	-	-	-	-

Donald W. Thayer	10,000	3.5%	$21.00	10/16/2013	$132,069	$334,677

(1)	The options shown for Mr. Newman vest in three equal installments on March 31, 2006, 2007 and 2008, respectively. The other options for the Named Executive Officers vest and are exercisable cumulatively in 20% annual installments commencing one year after the date of grant. Exercisability of the options may be accelerated in the event of the commencement of a tender offer for shares of the Company, the signing of an agreement for a merger or consolidation when the Company is not the successor entity, the sale of all or substantially all assets of the Company, a change in any consecutive two-year period in the majority of the members of the Board of Directors of the Company serving on the Board at the beginning of such period, and certain other extraordinary corporate transactions. The options are subject to early termination in the event of the optionee’s termination of employment or cessation of service with the Company.
(2)	The exercise price per share of the options equaled the reported closing price of the Common Stock on the date of grant. Subject to the terms of the applicable option agreements, the exercise price may be paid in cash. Statutory withholding taxes may be paid with surrendered options.
(3)	There is no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

Aggregate Option Exercises in Fiscal 2004 and Option Values at Fiscal Year-End

The following table sets forth, for each Named Executive Officer, information regarding stock options exercised during the fiscal year ended August 31, 2004, the number of shares covered by both exercisable and unexercisable stock options as of August 31, 2004, and the value of stock options outstanding as of August 31, 2004.

Aggregated Option Exercises

In Fiscal Year Ended August 31, 2004

and Option Values as of August 31, 2004

Individual Grants
Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ken Newman	164,016	$3,276,147	89,000	206,000	$670,850	$286,400
David K. White	-	$-	22,830	35,860	$194,218	$290,665
Frank J. Baumann	-	$-	20,867	31,630	$234,711	$251,250
Jackie L. James	-	$-	5,000	20,000	$25,500	$102,000
Donald W. Thayer	-	$-	-	10,000	$-	$1,500

(1)	Calculated based on the closing price of the Common Stock of $21.15 per share as reported on the NASDAQ National Market on August 27, 2004, the last trading day of fiscal 2004, less the applicable exercise price.

Other Compensation Arrangements

Executive Retention Agreement

Effective May 1, 2003, the Company entered into an Executive Retention Agreement with Ken Newman. Pursuant to the Executive Retention Agreement, Mr. Newman agreed to serve as Chairman and Chief Executive Officer of the Company for an initial term of five years and to serve as a consultant to the Company after his retirement. The Executive Retention Agreement is subject to automatic renewal so that it maintains a three year term at all times, but in no event shall the term extend beyond August 31, 2013. The Company may elect to terminate the automatic renewal provision at any time. All stock options granted to Mr. Newman prior to the date of the Executive Retention Agreement remained outstanding and did not change in any respect as a result of his becoming Chairman and Chief Executive Officer of the Company.

The Executive Retention Agreement provides for an initial annual base salary of $400,000 for his services to the Company, subject to increase by the Compensation Committee of the Board in its sole discretion. His annual consultant fee for his consulting services shall be 75% of his annual base salary in effect at the time of his retirement. The Executive Retention Agreement also requires that, during the term of his employment, the Compensation Committee establish an annual performance bonus plan for Mr. Newman under which he will have the ability to earn a performance bonus in an amount not less than 100% of his then current annual base salary. For his consulting services, after retirement, Mr. Newman shall not be entitled to any bonuses except for those earned up to the date of his retirement.

Pursuant to the Executive Retention Agreement, Mr. Newman also received stock options on May 1, 2003 for 100,000 shares of Common Stock of the Company. The options have an exercise price of $17.12 which was the closing sale price of the Common Stock on May 1, 2003. The options vested 50% on April 30, 2004 and the remaining 50% will vest on April 30, 2005, subject to the requirement that Mr. Newman has continued as Chief Executive Officer of the Company on such vesting date. Vesting is subject to acceleration in the event of termination of the Executive Retention Agreement by the Company without cause, or Mr. Newman’s resignation with good reason after the occurrence of a change of control of the Company, or the death of Mr. Newman. The options have a term of ten years. To prevent disruption of the public market for the Company’s Common Stock, the Company also agreed that between August 1, 2003 and July 31, 2004, it would purchase from Mr. Newman up to 50,000 shares of Common Stock that Mr. Newman may elect to sell to the Company during such period at a purchase price equal to the closing sale price of the Common Stock on the date of sale to the Company. In February 2004, the Company purchased 48,249 shares of Common Stock from Mr. Newman, the proceeds of which were used to pay the exercise price of certain options exercised by Mr. Newman.

The Executive Retention Agreement provides for a severance payment to Mr. Newman if, during the term of his employment, he is terminated without cause or he resigns with cause as a result of a material diminution in his authority and responsibilities or if the Company breaches any material provision of the Executive Retention Agreement or fails to perform its obligations under the agreement. The severance payment is in an amount equal to the sum of the full amount of annual base salary that would have been payable over the portion of the employment term remaining after the date of termination or resignation and the full amount of the consulting fees that would have been payable over the initial two year term of the consulting services. The severance payment is payable in equal consecutive monthly installments beginning on the first day of the month after the date of termination or resignation and continuing for the unexpired term of the Executive Retention Agreement.

The Executive Retention Agreement contains certain confidentiality and non-competition provisions. The non-competition agreement stays in place after termination so long as Mr. Newman receives severance payments under the agreement, which will be for the then remaining term of the agreement in the event of termination under certain conditions. Mr. Newman may limit the term of the non-competition agreement to 24 months by electing to forego any additional severance payments after such period. In the event Mr. Newman voluntarily terminates his consulting services, no severance payments are payable but he will be subject to the non-competition agreement for 24 months after the date of termination.

Director Compensation

The Company’s 1995 Stock Option Plan for Eligible Outside Directors (the “1995 Director Plan”) provides for a one-time grant of stock options to purchase 15,000 shares of Common Stock to each non-employee director of the Company upon such director’s initial election to the Board of Directors if the director satisfies certain criteria specified in the 1995 Director Plan. In addition, such non-employee directors receive a subsequent grant when re-elected to the Board of Directors at each annual meeting thereafter and when such non-employee Director has served at least one year since the date of the last grant under the 1995 Director Plan. Each subsequent grant is for options to purchase a number of shares of Common Stock equal to $50,000 divided by the fair market value per share of the Common Stock of the Company on the date of grant (as defined in the 1995 Director Plan, the closing price per share on the grant date) rounded up to the nearest hundred. With respect to each subsequent grant, each Director has the election to reduce the grant amount by 50% of the shares of Common

Stock that would otherwise be subject to the subsequent grant and, in lieu thereof, receive a fee of $2,500 for each of the next four meetings of the Board of Directors actually attended by such Director within the period from the annual meeting at which the Director is re-elected (including the Board meeting immediately following such annual meeting) to the next annual meeting of stockholders.

Upon their re-election to the Board of Directors at the annual meeting in January 2004, Mr. Bello received a grant of stock options to purchase 2,200 shares of Common Stock. Messrs. Buncher, Lefton, Longfield and Steen each received grants of stock options to purchase 1,100 shares of Common Stock having elected pursuant to the provisions of the 1995 Director Plan to accept fees for attendance at up to four meetings in the next year in lieu of 50% of the stock options grant. Mr. Bowlin received a grant of stock options to purchase 15,000 shares of Common Stock in connection with his initial election to the Board of Directors in July 2004.

All formula grants under the 1995 Director Plan vest twenty percent (20%) on the date of grant and in twenty percent (20%) installments over the next four years if the Director is re-elected at each of the next successive annual meetings of the stockholders and when the Director has served a period of one year since the vesting of the most recent installment on the option, including the installment that vested on the grant date. All stock options under the 1995 Director Plan terminate on the date any optionee ceases to be a director of the Company for any reason other than death (in the event of the director optionee’s death, stock options vested at the date of death are exercisable for one year thereafter).

In addition to the formula stock options described above, the Compensation Committee has authority under the 1995 Director Plan to grant discretionary stock options to any directors upon such terms as are determined by such committee. For fiscal year 2005, the Board of Directors has approved grants of stock options for 4,500 shares to each non-employee director subject to reelection at the Annual Meeting. Such grants are in lieu of the subsequent grants contemplated by the 1995 Director Plan. If the 2005 Omnibus Incentive Plan is approved by the stockholders at the Annual Meeting, the 1995 Director Plan will be terminated and no further stock options will be granted under the 1995 Director Plan.

For meetings held in fiscal year 2004, each member of the Audit and Compliance Committee received a fee for each meeting of the committee that the member attended. The Chairman received a fee of $3,000 per meeting ($1,500 if attendance was by telephone) and each other member received a fee of $2,000 per meeting ($1,000 if attendance was by telephone).

In fiscal 2004, directors of the Company did not receive any other compensation for service on the Board of Directors or any committee thereof, except as described above. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors.

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors of the Company reviews and approves (i) the salaries and annual incentive bonuses of the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer and (ii) all grants of options to purchase shares under the Company’s stock option plans to eligible directors, officers, employees and consultants of the Company.

During fiscal year ended August 31, 2004, the Compensation Committee consisted of William H. Longfield, James E. Buncher and Robert A. Lefton. Effective September 1, 2004, Michael R. Bowlin replaced Mr. Buncher as a member of the Compensation Committee. At all times during the fiscal year ended August 31, 2004, the Compensation Committee was composed exclusively of directors who were “non-employee directors.” Each member of the Compensation Committee also satisfied the standards for independence as defined in Rule 4200(a)(15) of The NASDAQ National Market listing standards.

The executive compensation policy implemented by the Compensation Committee is designed and administered to provide a competitive compensation program that will enable Horizon to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The executive compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders of Horizon.

There are three separate elements to the executive compensation policy consisting of base salary, annual incentive compensation (bonuses) and long-term incentive compensation (stock options). The following is a summary of the policies underlying each element.

Base Salary

The Compensation Committee periodically reviews the base salaries of the Chief Executive Officer and the other officers directly reporting to the Chief Executive Officer, considering factors such as individual and corporate performance, and individual experience, expertise and years of service.

In determining the Chief Executive Officer’s overall compensation, as well as the compensation of the other officers, the Compensation Committee also reviews compensation levels at other companies including selected peer companies. Such other companies are not necessarily the same as the companies contained in the peer group index reflected in the Performance Graph section of this Proxy Statement because the Compensation Committee believes that the Company competes for executive talent with companies in addition to those in its peer group. The Compensation Committee does not attempt to set base salaries at any particular level based on such reviews, but rather uses such reviews to obtain an overview of compensation levels in general.

No particular weight is given by the Compensation Committee to any of the foregoing factors and decisions as to adjustments in base salaries are primarily subjective. In fiscal 2004 adjustments were made to the base salaries of certain executives other than Mr. Newman primarily on the basis of job performance and job responsibilities. No adjustments were made to the base salary of Mr. Newman in fiscal 2004. In August 2004, the base salaries of each of the Company’s executive officers were reviewed and a cost of living increase was approved for the executive officers including Mr. Newman, effective at the beginning of the 2005 fiscal year. Other than the cost of living increase, no other special adjustments were made to the base salary of any executive officer.

Annual Incentive Compensation

For services rendered during fiscal 2004, some of Horizon’s executive officers received cash bonuses after the completion of the 2004 fiscal year. All such cash bonuses were awarded based upon achievement of certain specified performance criteria established by the Compensation Committee at the beginning of the 2004 fiscal year. For fiscal 2004, the performance criteria were set based upon the Board of Directors-approved budget relating to certain operating net income results and corporate earnings per share which was consistent with the then current public expectation of earnings per share for the Company.

The bonus potential for fiscal 2004 for Ken Newman, the Chief Executive Officer of the Company, was set at up to 150% of annual base salary based upon the Company achieving the Board of Directors-approved budget. In addition, the executive officers of the Company directly reporting to Mr. Newman had bonuses set at up to 50%-82.5% of their average base salary for fiscal 2004, with the bonus based either upon achievement of the Board of Directors approved budget for corporate earnings per share or upon the financial results of their area of responsibility, or a combination of both.

Long-Term Incentives

The Compensation Committee is authorized to grant incentive and non-qualified stock options to key employees of the Company, including officers, under the existing stock option plans of the Company. Stock option grants are intended to provide to the employees the long-term incentive to increase stockholder value by improving corporate performance and profitability. Stock option grants provide an incentive that focuses the executive on managing the Company from the perspective of an owner with an equity stake in the business. These grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the stockholders. Currently, stock options to employees are not necessarily granted annually, but are granted from time to time at the discretion of the Compensation Committee. While no specific formula is used to determine stock option grants made to any particular employee, grants are generally based upon a subjective evaluation of non-objective factors such as the employee’s past contribution toward Company performance and expected contribution to meeting long-term strategic goals of the Company.

With respect to the 2005 fiscal year, the Compensation Committee approved a new long-term incentive plan that utilizes deferred incentive awards. As a part of such plan, the Compensation Committee recommended to the Board of Directors the adoption of the 2005 Omnibus Incentive Plan. See “Proposal No. 2 Approval of 2005 Omnibus Incentive Plan” for a description of the Plan and the deferred incentive awards. If the stockholders approve the 2005 Omnibus Incentive Plan, the existing stock option plans of the Company will be terminated.

Compensation Review

During fiscal 2004, the Company engaged Hewitt Associates to perform a review of the executive compensation program of the Company. The report of Hewitt Associates included a comparison of the executive compensation policy of the Company with its three elements to the compensation policy elements of executives at other health care companies and other public companies. The Compensation Committee reviewed the report of Hewitt Associates and took the report into consideration in making its decisions with respect to the executive compensation decisions and policies for the 2005 fiscal year.

Other

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) imposes a $1,000,000 limit on the amount of compensation that will be deductible for Federal income tax purposes by the Company each fiscal year with respect to each of the Chief Executive Officer and the four other most highly compensated executive officers of the Company. The base salary and annual incentive compensation level of the Company’s executive officers in fiscal 2004 were below this limit. The Company believes that the limitation of Section 162(m) does not apply to compensation earned or that may be earned with respect to the stock options granted to the Executive Officers under the stock option plans of the Company during or prior to the fiscal year ended August 31, 2004. The structure of the stock option plans of the Company are intended to make grants thereunder qualify as “performance-based compensation” not subject to the limitation of Section 162(m). The Compensation Committee does not currently intend to award compensation that would result in a limitation or deductibility of a portion of such compensation pursuant to Section 162(m). However, in the future, the Committee may decide to authorize compensation in excess of the limits of Section 162(m) if the Committee determines that such compensation is in the best interest of the Company.

Compensation Committee

            William H. Longfield, Chairman

            James E. Buncher

            Robert A. Lefton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is a current officer or employee of the Company or any of its subsidiaries. The only current member of the Compensation Committee who was formerly an officer of the Company is Robert A. Lefton. No executive officer of the Company served as a: (a) member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (c) member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.

PERFORMANCE GRAPH

The following graph shows a comparison of the cumulative total stockholder return for the Company, the Total Return Index for The NASDAQ National Market (U.S. Companies) (the “NASDAQ (U.S.) Index”), and the cumulative total stockholder return for a peer group selected by the Company and a former peer group utilized by the Company last year for such comparison. The graph is for the period from August 31, 1999 through August 31, 2004. The comparison below assumes $100 was invested on August 31, 1999 in each of (i) the Common Stock of the Company, (ii) shares comprising the NASDAQ (U.S.) Index and (iii) the common stock of the respective peer group, and assumes reinvestment of dividends. Neither the Company nor any companies in the peer group, except Universal Health Services, Inc., paid any dividends during such period.

Total Cumulative Shareholder Return for

Five-Year Period Ending August 31, 2004

HORIZON HEALTH CORPORATION   100.00    61.07   185.35   209.56   266.19   299.04
NASDAQ STOCK MARKET (U.S.)   100.00   176.26    64.34    50.28    57.07    60.25
NEW PEER GROUP               100.00   229.61   294.24   260.47   273.60   273.23
OLD PEER GROUP               100.00   227.02   272.41   195.42   204.01   248.50

The new peer group consists of the following publicly traded companies in the health care industry: Comprehensive Care Corp., Psychiatric Solutions, Inc., Rehabcare Group, Inc. and Universal Health Services, Inc.

The Company removed two companies, ContinuCare Corporation and Corvel Corporation, that were formerly included in the comparison peer group because the Company no longer considered that their business operations were comparable to the Company’s core competencies. The Company also added one company, Universal Health Services, Inc., which it considered comparable to the Company’s core competencies. The former peer group consisted of the following publicly traded companies: Comprehensive Care Corp., ContinuCare Corporation, Corvel Corporation, Psychiatric Solutions, Inc. and Rehabcare Group, Inc.

SECURITY OWNERSHIP BY MANAGEMENT

AND PRINCIPAL STOCKHOLDERS

Set forth below is certain information with respect to the beneficial ownership of Common Stock as of December 1, 2004, by (i) each person who, to the knowledge of the Company based upon statements filed as of December 1, 2004 with the Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, beneficially owns more than 5% of the outstanding Common Stock, (ii) each director (and all nominees for director) of the Company, (iii) each Named Executive Officer and (iv) all directors and such Named Executive Officers of the Company as a group. Except as indicated below, to the Company’s knowledge, each person named has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

	Shares Beneficially Owned
Name	Number	Percent
The Burton Partnership, Limited Partnership (1)	716,930	12.9%
Fidelity Management & Research Company (2)	674,400	12.1%
Jack R. Anderson (3)	509,800	9.1%
Royce & Associates, LLC (4)	503,300	9.0%
Eagle Asset Management, Inc. (5)	420,655	7.5%
Dimensional Fund Advisors, Inc. (6)	373,675	6.7%
Ken Newman (7)	373,056	6.6%
George E. Bello (8)	300,013	5.3%
William H. Longfield (9)	60,816	1.1%
James E. Buncher (10)	44,980	*
Donald E. Steen (11)	42,675	*
David K. White (12)	37,378	*
Frank J. Baumann (13)	29,169	*
Robert A. Lefton (14)	22,940	*
Jackie L. James (15)	5,297	*
Michael R. Bowlin (16)	3,000	*
Donald W. Thayer (17)	2,061	*
All Directors and Named Executive Officers as a group (11 persons) (18)	921,385	15.7%

*	Less than 1%

(1)	The address of The Burton Partnership, Limited Partnership is P.O. Box 4643, Jackson, Wyoming 83001.
(2)	The address of Fidelity Management and Research Company is 82 Devonshire Street, Boston, Massachusetts 02109. According to a Schedule 13G/A dated February 14, 2001, Fidelity has sole investment power over the 674,400 shares and the voting power over such shares is held by the Board of Trustees of the Fidelity Funds.
(3)	The address of Jack R. Anderson is 16475 Dallas Parkway, Suite 735, Dallas, Texas 75248. Excludes 100,000 shares of Common Stock owned by Mr. Anderson’s spouse, for which he disclaims any beneficial ownership.
(4)	The address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.
(5)	The address of Eagle Asset Management, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716.
(6)	The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, Ste. 650 11th Floor, Santa Monica, California 90401.
(7)

The address of Ken Newman is 700 El Paseo, Denton, Texas 76205. Includes 6,000 shares of Common Stock held by a limited partnership in relation to which Mr. Newman serves as an officer and director of its corporate general partner. Also includes 90,500 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days. Does not include 16,009 shares of Common Stock held by a foundation of which Mr. Newman is a director.

(8)	The address of George E. Bello is 164 Mountain Wood Road, Stamford, Connecticut 06903. Includes 37,613 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(9)	Includes 44,316 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(10)	Includes 19,980 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(11)	Includes 35,175 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(12)	Includes 32,460 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(13)	Includes 28,682 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(14)	Includes 6,440 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(15)	Includes 5,000 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days held by certain directors and Named Executive Officers.
(16)	Includes 3,000 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(17)	Includes 2,000 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.
(18)	Includes 305,166 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days held by certain directors and Named Executive Officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Commission. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to the Company, the Company believes that, during the fiscal year ended August 31, 2004 all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent beneficial stockholders were complied with except an inadvertent late filing of a Form 3 for Mr. Bowlin and a Form 4 relating to the grant of stock options for each of Messrs. Bowlin, Bello, Buncher, Lefton, Longfield, Newman and Steen.

PROPOSAL NO. 2

APPROVAL OF 2005 OMNIBUS INCENTIVE PLAN

The Board of Directors, upon recommendation of the Compensation Committee, adopted the 2005 Omnibus Incentive Plan (the “Plan”), subject to approval of the Plan by the stockholders. The following summary of the material features of the Plan is qualified by reference to the copy of the Plan that is attached as Appendix A to this proxy statement.

Purpose of the Plan

The Plan will increase the alternatives available to the Compensation Committee when designing compensation incentives. In addition, awards under the Plan, including annual incentive awards paid to executive officers subject to Section 162(m) (“162(m) Covered Employees”), may be designed in such a way as to satisfy the requirements of the performance-based compensation exception under Section 162(m) (the “Section 162(m) Performance-Based Compensation Exception”) to permit the deduction by the Company of payments to Section 162(m) Covered Employees for Federal income tax purposes to the extent such payments might otherwise exceed the limit imposed by Section 162(m) of the Code. The Compensation Committee believes that incentive awards of the type permitted by the Plan provide important medium and long-term incentives for directors, employees, and third-party service providers to achieve the Company’s strategic goals. The Compensation Committee also believes that long-term incentives consistent with those available to other leading companies in the Company’s industry are required for the Company to compete for, motivate, and retain high-quality directors, employees, and third-party service providers.

The purpose of the Plan is to provide a means by which employees, directors, and third party service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Other purposes of the Plan are to provide a means by which the Company may attract able persons to become employees or serve as directors or third-party service providers of the Company and to provide a means by which those persons responsible for the successful administration and management of the Company can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

Termination of Existing Stock Option Plans

Currently, the Company can authorize grants of stock options under its 1995 and 1998 Employee Stock Option Plans (the “Employee Plans”) and the 1995 Director Plan (collectively, the Employee Plans and the 1995 Director Plan, the “Prior Plans”). If the Plan is approved by the stockholders at the Annual Meeting, the Prior Plans will be terminated and no further options will be granted under the Prior Plans. Prior to the Annual Meeting, the Company anticipates granting stock options for 5,000 shares to a new employee under the Employee Plan, and stock options for 4,500 shares to each of the six independent directors (27,000 shares in the aggregate) subject to reelection at the Annual Meeting under the 1995 Director Plan. Accordingly, at the time of termination of the Prior Plans, it is anticipated there will be 49,892 shares available for stock options under the Employee Plans and 37,176 shares available under the 1995 Director Plan, subject in each case to increase as a result of the forfeiture of outstanding stock options that have been granted under the Prior Plans. As of August 31, 2004, there were stock options for 716,757 shares outstanding under the Employee Plans and stock options for 179,824 shares outstanding under the 1995 Director Plan. Notwithstanding termination of the Prior Plans, if the Plan is approved by the stockholders, these stock options will remain outstanding. However, no additional grants or awards will be made under the Prior Plans if the Plan is approved by the stockholders.

Plan and Participant Share Limits

The Plan will become effective upon stockholder approval and will terminate five years later unless sooner terminated as provided for in the Plan. The maximum number of new shares of Common Stock issuable under the Plan is three hundred thousand (300,000). As of December 1, 2004, the market value of such shares was $7,197,000. Any outstanding stock options granted under the Prior Plans will continue to be governed by the terms of those plans. However no further grants of awards may be made under the Prior Plans if the Plan is approved by the stockholders.

Shares are counted against the 300,000 authorization only to the extent they are actually issued. Thus shares that terminate by expiration, forfeiture, cancellation or otherwise, that are settled for cash in lieu of shares, or that are exchanged for awards not involving shares shall again be available for grants and awards under the Plan. Furthermore, if the option price or tax withholding requirements of any award are satisfied by tendering shares to the Company, or if a stock appreciation right (“SAR”) is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the Plan. The maximum number of shares shall not be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares, or stock-based awards. The shares available for issuance under the Plan may be authorized and unissued shares or treasury shares.

The Plan also imposes annual per-participant award limits. The maximum number of shares for which options, stock appreciation rights, restricted stock or restricted stock units (“Options”) may be granted to any one Participant in any one plan year (“Plan Year”) is 50,000. The maximum aggregate grant to any one Participant in any one Plan Year of performance units or performance shares is the value of 50,000 shares determined as of the date of vesting or payout, as applicable. The maximum aggregate grant to any one Participant in any one Plan Year of other cash-based awards (“Cash-Based Awards”) may not exceed the value of 50,000 shares of Common Stock determined as of the date of the grant, and the maximum aggregate award to any one Participant in any one Plan Year of other stock-based awards (“Stock-Based Awards”) is 50,000 shares. The maximum aggregate grant to any one Participant in any one Plan Year of all awards (regardless of type) shall be 50,000 shares or the equivalent cash value thereof. In no event shall the aggregation of all awards (regardless of type) to all Participants in any one Plan Year exceed 150,000 shares or the equivalent cash value thereof; excluding, however, awards granted to new employees in connection with employment.

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Compensation Committee may also make adjustments to reflect unusual or nonrecurring events.

Administration

The Compensation Committee is responsible for administering the Plan and has the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Compensation Committee made under the Plan are final and binding. The Compensation Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Compensation Committee may also delegate to one or more Company officers the power to designate other employees (other than to designate persons subject to Section 16 of the Securities Exchange Act of 1934, as amended) and third party service providers to be recipients of awards. If the Compensation Committee includes any members who do not meet the requirements of “outside directors” for purposes of qualifying an award under the Plan for the Section 162(m) Performance-Based Compensation Exception, then any awards to 162(m) Covered Employees intended to satisfy the Section 162(m) Performance-Based Compensation Exception will be determined solely by a subcommittee of the Compensation Committee consisting of two or more members of the Compensation Committee who shall meet the requirements for being “outside directors” under Section 162(m) of the Code.

Eligibility

All employees, directors, and third party service providers of the Company and its subsidiaries are eligible to participate in the Plan. As of December 1, 2004 there were approximately 1,830 employees and six non-employee directors (subject to election) that would be eligible under the Plan. No third party service providers have been identified by the Compensation Committee for awards under the Plan. The Compensation Committee (or subcommittee of the Compensation Committee meeting the requirements of Section 162(m) of the Code if the award is intended to satisfy the Section 162(m) Performance Based Compensation Exception and the Compensation Committee is not comprised solely of directors who satisfy the requirements of being “outside directors” under Section 162(m) of the Code; hereinafter, for purposes of Proposal 2 only, all further references to the Compensation Committee shall be deemed to include any such subcommittee to the extent applicable) has sole discretion to grant awards and to determine the amount and nature of each award.

Contingent Awards

The Compensation Committee has awarded fiscal year 2005 deferred incentive bonuses to the CEO and other executive officers of the Company that are subject to and contingent upon approval of the Plan by the stockholders. These bonuses are based on the extent to which the Company attains budgeted earnings per share as approved by the Company’s Board of Directors for fiscal year 2005 (the “2005 Corporate Performance Target”). In the case of the Company’s President and CEO, Mr. Newman, the bonus will be 100% of base salary if 100% of the 2005 Corporate Performance Target is attained. In the case of the Company’s executive officers other than Mr. Newman, the target bonus is 50% of base salary if 100% of the 2005 Corporate Performance Target is met. The deferred incentive bonus will be 25% of base salary (50% in the case of Mr. Newman) if at least 80% of the 2005 Corporate Performance Target is attained. For attainment of the 2005 Corporate Performance Target at greater than 100% and up to 115%, the deferred incentive bonus increases ratably from 50% of base salary (100% in the case of Mr. Newman) to 70% (150% in the case of Mr. Newman), respectively. No deferred incentive bonuses will be paid under these awards unless at least 80% of the 2005 Corporate Performance Target is attained.

Any deferred incentive bonuses that are awarded based on the 2005 Corporate Performance Target are payable in four equal installments over the period consisting of fiscal years 2005, 2006, 2007, and 2008. Each installment is payable 50% in cash and 50% in Company stock. The amount of the bonus earned will be determined as soon as administratively feasible after the close of the 2005 fiscal year, and actual payment of all the deferred installments of the bonus are contingent on the executive remaining employed until the date such deferred incentive bonus is payable. If employment terminates for any reason other than retirement, death, or disability, the remaining unpaid installments of the deferred bonus award are forfeited. All unvested installments, however, fully vest in the event of a change of control of the Company. The total number of shares of Company stock that will be issued under any such deferred incentive bonus award will be determined by dividing the dollar amount of one half of the total deferred incentive award actually earned by the executive by the closing price of the Company’s Common Stock on the NASDAQ stock market on August 31, 2005.

The following chart sets forth the deferred incentive bonuses for fiscal year 2005 that have been awarded under the Plan by the Board of Directors contingent on approval of the Plan by the Stockholders:

New Plan Benefits

2005 Omnibus Incentive Plan

Name and Principal Position	Dollar Value in Cash and Company Stock if Corporate Performance Target Met at 80%	Dollar Value in Cash and Company Stock if Corporate Performance Target Met at 100%	Dollar Value in Cash and Company Stock if Corporate Performance Target Met at 115%

Ken Newman President and CEO	$206,000	$412,000	$618,000

David K. White Sr. Vice-President, Operations	$65,750	$131,500	$184,100

Frank J. Baumann Sr. Vice-President, Operations	$61,250	$122,500	$171,500

Jackie L. James Sr. Vice-President, Operations	$56,000	$112,000	$156,800

Donald W. Thayer Sr. Vice-President, Acquisitions	$58,000	$116,000	$162,400

Executive Group (7 total persons)	$549,000	$1,098,000	$1,578,400

No other awards have been granted under the Plan and it is not possible to calculate at this time the benefits of awards that may be granted in the future.

Stock Options

The Compensation Committee may grant nonqualified stock options (“NQSOs”) under the Plan to participants (“Participants”) under an award agreement (“Award Agreement”). The Compensation Committee may grant incentive stock options (“ISOs”) under an Award Agreement only to Participants who are employees of the Company and its subsidiaries. The option price for Options shall be determined by the Compensation Committee and shall be specified in the Award Agreement but cannot be less than the fair market value of the shares on the date of grant. However, the option price can be established at a premium to the fair market value of the shares on the date of grant or can be indexed to the fair market value of the shares on the date of grant, except in the case of an ISO, in which case the option price cannot be less than one-hundred percent (100%) of the fair market value of the shares on the date of grant (110% if the recipient is a ten-percent stockholder). The expiration date cannot be later than the 10th anniversary of the date of grant (for an ISO, the 5th anniversary of the date of grant if the recipient is a ten-percent stockholder). Fair market value under the Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. Except as may otherwise be provided under a given Award Agreement, the option price may be paid with cash or its equivalent, with previously acquired shares, or by other means approved by the Compensation Committee, including by means of a cashless broker-assisted exercise. The Compensation Committee may substitute SARs for outstanding Options if the Company ceases to account for equity compensation under APB Opinion No. 25 and begins to recognize a compensation expense for such compensation under FAS 123 or a successor standard. The Compensation Committee may impose restrictions on shares acquired pursuant to the exercise of an Option granted by the Plan.

Stock Appreciation Rights

The Compensation Committee may grant SARs under the Plan either alone or in tandem with Options (a “Tandem SAR”). The grant price of SARs cannot be less than the fair market value of shares at the time of grant. However, SARs can be granted with a grant price that is greater than the fair market value of the shares on the date of grant or that is indexed to the fair market value of the shares on the date of grant. The grant price of a SAR granted in tandem with an Option will be the same as the option price of the Option. SARs cannot be exercised later then the 10th anniversary of the date of grant.

Freestanding SARs may be exercised on such terms as the Compensation Committee determines, and Tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from the Company cash, shares or a combination, as determined by the Compensation Committee, equal in value to the difference between the fair market value of the shares subject to the SAR, determined as described above, and the grant price.

Restricted Stock and Restricted Stock Units

The Compensation Committee may award restricted stock (“Restricted Stock”) and restricted stock units (“Restricted Stock Units”). Restricted Stock awards consist of shares that are transferred to the Participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted Stock Unit awards result in the transfer of shares to the Participant only after specified conditions are satisfied. A holder of Restricted Stock is treated as a current stockholder and is entitled to dividend and voting rights, whereas the holder of a Restricted Stock Unit award is treated as a stockholder with respect to the award only when the shares are delivered in the future. The Compensation Committee will determine the restrictions and conditions applicable to each award of Restricted Stock or Restricted Stock Units.

Performance Unit and Performance Share Awards

Performance Units and Performance Shares may be awarded under the Plan. Performance Unit awards will have an initial value that is determined by the Compensation Committee. Performance Shares will have an initial value that is based on the fair market value of the shares on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Compensation Committee are met.

Cash-Based Awards and Other Stock-Based Awards

The Compensation Committee may grant Cash-Based Awards and other Stock-Based Awards that specify the amount of cash or stock to which the award pertains, the conditions under which the Cash- Based Award will be vested and exercisable or payable, and such other conditions as the Compensation Committee may determine that are not inconsistent with the terms of the Plan. Although based on a specified amount of cash or stock, Cash-Based Awards may be paid, in the Compensation Committee’s discretion, either in cash or by the delivery of stock, and other Stock-Based Awards may be paid in either stock or cash.

Performance Measures

The performance measures upon which the payment or vesting of an award to a Participant who is a Section 162(m) Covered Employee may be based are limited to the following if the award is intended to qualify for the Section 162(m) Performance-Based Compensation Exception: (a) net earnings or net income (before or after taxes); (b) earnings per share; (c) net sales growth; (d) net operating profit; (e) return measures (including, but not limited to, return on assets, capital, equity, or sales); (f) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (g) earnings before or after taxes, interest, depreciation, and/or amortization; (h) gross or operating margins; (i) productivity ratios; (j) share price (including, but not limited to, growth measures and total stockholder return); (k) expense targets; (l) margins; and (m) operating efficiency or efficiency ratios.

The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in APB Opinion No. 30 and/or in management’s discussion of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions, divestitures, joint ventures, or alliances; and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Compensation Committee has the discretion to adjust these awards downward. In addition, the Compensation Committee has the discretion to make awards that do not qualify for the Section 162(m) Performance-Based Compensation Exception. Awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Compensation Committee.

Nonemployee Director Awards

All awards to nonemployee members of the Board of Directors shall be determined by the Board of Directors.

Dividend Equivalents

The Compensation Committee may provide for the payment of dividend equivalents with respect to any shares subject to an award that have not actually been issued under the award.

Deferrals

The Compensation Committee may require or permit a Participant to defer the receipt of cash or shares pursuant to any awards under the Plan. Only Participants who are within a selected group of senior executives or highly compensated employees may be required or permitted to defer the receipt of awards under the Plan.

Termination of Employment

The Compensation Committee will determine how each award will be treated following termination of the holder’s employment with or service for the Company, including the extent to which unvested portions of any award will be forfeited and the extent to which Options, SARs, or other awards requiring exercise will remain exercisable.

Additional Provisions

ISOs may not be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO may be exercised only by the recipient.

Awards other than ISOs may be transferred unless otherwise provided in the Award Agreement, only (a) in gift transfers to family members of the Participant, to trusts for the benefit of such family members, or (b) to entities (other than public companies controlled or owned by family members of the Participant).

If provided in the Award Agreement, a Participant’s rights to an award may be subject to the Participant agreeing not to compete with the Company or any of its subsidiaries, and not to solicit the Company’s business or employees following the Participant’s termination of employment. In addition, Participants may be subject to nondisclosure and nondisparagement requirements. A breach of these restrictions may result in cancellation of awards or the recovery by the Company of gain realized under an award.

Treatment of Awards Upon a Change of Control and Related Transactions

If there is a Change of Control (as defined in the Plan) of the Company, all awards vest and are exercisable, and Performance-Based Awards (as defined in the Plan) shall be considered fully earned. Performance-Based Awards denominated in shares shall be paid within thirty (30) days of a Change of Control, provided that the Compensation Committee has the authority to pay such awards in cash. Performance-Based Awards denominated in cash shall be paid in cash within thirty (30) days after the Change of Control. In addition, with respect to Options and SARs, if a Participant’s employment is terminated for any reason other than cause within three (3) months prior or twelve (12) months subsequent to a Change of Control, the Participant has until the earlier of twelve (12) months or the termination of the Option or SAR term to exercise the Option or SAR. Also, the Compensation Committee may decide, no later than ten (10) days prior to stockholder approval of a Change of Control, to specify that Options may be exercised for a limited time period, after which those Options are terminated, or to require the mandatory surrender of Options in exchange for cash.

Under the Plan, a Change of Control may be triggered if (a) there is an acquisition of thirty percent (30%) or more of the outstanding shares or the voting power of the outstanding securities; (b) certain changes occur in the membership of the Board of Directors; or (c) there is consummation of a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company or a disposition of all or substantially all of the Company’s assets, subject to several exceptions contemplating business and ownership continuity following the transaction.

Amendment of Awards or Plan and Adjustment of Awards

The Compensation Committee may at any time alter, amend, modify, suspend, or terminate the Plan or any outstanding award in whole or in part. No amendment of the Plan will be made without stockholder approval if stockholder approval is required by law. No amendment may adversely affect the rights of any Participant without his or her consent under an outstanding award, unless specifically provided for in the Plan.

The Company may grant awards under terms differing from those provided for in the Plan when such awards are granted in substitution for awards held by employees of other corporations who become employees of the Company as the result of a merger, consolidation, or other transaction. The share limits applicable generally to awards under the Plan will not apply to awards described in the preceding sentence, including awards assumed in such a transaction.

Withholding

The Company has the right to withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. The Compensation Committee may permit Participants to satisfy all or a portion of the minimum statutory withholding requirement by having shares withheld from an award.

New Plan Benefits

Other than as set forth above, the future benefits or amounts that will be received under the Plan by executive officers, non-executive directors, and non-executive employees are discretionary and are not determinable at this time. Likewise, other than as set forth above, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the Plan had been in effect cannot be determined.

Federal Tax Effects

The following discussion summarizes certain federal income tax consequences of awards pursuant to the Plan under the law as in effect on the date of this proxy statement. The rules governing the tax treatment of awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not purport to cover all federal employment tax or other federal tax consequences associated with the Plan, nor does it address state, local, or non-U.S. taxes.

ISOs.  In general, a Participant will not recognize income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the Participant because the difference between the exercise price and the fair market value of the shares on the date of exercise is an adjustment item for purposes of the alternative minimum tax if the shares are not disposed of in a disqualifying disposition in the taxable year of the optionee in which the ISO was exercised. Additionally, if a Participant is permitted to exercise an ISO after the expiration of certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the option in the same manner as on the exercise of an NQSO, as described below.

The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an ISO will be treated as capital gain or loss. However, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) will produce ordinary income to the Participant equal to the value of the shares at the time of exercise less the exercise price. Any gain recognized on the disqualifying disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

NQSOs, SARs, Restricted Stock Units, Performance Units and Performance Shares, and Stock Awards.  A Participant generally is not required to recognize income on the grant of an NQSO, an SAR, Restricted Stock Units, Performance Units or Performance Shares, or a stock award. Instead, ordinary income generally is required to be recognized on the date the NQSO or SAR is exercised, or in the case of Restricted Stock Units, Performance Units or Performance Shares, and stock awards, upon the vesting or issuance of shares and/or the payment of cash pursuant to the terms of the award. In general, the amount of ordinary income required to be recognized is, (a) in the case of an NQSO, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of an SAR, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of Restricted Stock Units, Performance Units, Performance Shares, and share awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Restricted Stock.  Unless a Participant who receives an award of Restricted Stock makes an election under Section 83(b) of the Code, the Participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for the shares. If a Participant makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for the shares. In such case, the Participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares.  In general, gain or loss from the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO (a “disqualifying disposition,” see above), a Participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company.  The Company generally is not allowed a deduction in connection with the grant or exercise of an ISO. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of an NQSO (including an ISO that is treated as an NQSO, as described above), an SAR, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant, provided that certain income tax reporting requirements are satisfied.

Performance-Based Compensation.  In general, under Section 162(m) of the Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Awards under the Plan may be subject to this deduction limit. However, under Section 162(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under stockholder-approved plans and that meet certain other requirements, is exempt from the deduction limitation. The Plan has been designed so that the Company may grant qualifying exempt performance-based awards under the Plan, although it is not required to do so.

Parachute Payments.  Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether Participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the Participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

Reasons for Authorization and Vote Required

The Plan is being submitted to the stockholders for approval pursuant to Sections 162(m) and 422 of the Code and NASDAQ National Market listing standards and it will not become effective unless it is approved by the Company’s stockholders. Approval of the Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting

The Board of Directors has unanimously approved the plan and recommends that stockholders vote “FOR” the plan. Shares represented at the annual meeting by signed but unmarked proxies will be voted “FOR” the plan.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit and Compliance Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2005. PricewaterhouseCoopers LLP, a certified public accounting firm, has served as the independent accountants for the Company since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The Company incurred the following fees for services performed by PricewaterhouseCoopers LLP in fiscal years 2003 and 2004:

Audit Fees

Aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for each of the fiscal years ended August 31, 2003 and August 31, 2004 and for review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for each of those fiscal years were $186,000 in fiscal year 2003 and $257,100 in fiscal year 2004.

Audit-Related Fees

Aggregate fees billed or expected to be billed by Pricewaterhouse Coopers LLP for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements for each of the fiscal years ended August 31, 2003 and August 31, 2004, and not included in the audit fees listed above were $87,490 in fiscal year 2003 and $108,923 in fiscal year 2004. In fiscal year 2003, these services comprised audits of the Company’s employee benefit plans and consultation concerning accounting and financial reporting standards. In fiscal year 2004, these services comprised those noted above for 2003, as well as additional consultation regarding executive compensation and Sarbanes-Oxley compliance.

Tax Fees

Aggregate fees billed or expected to be billed by Pricewaterhouse Coopers LLP for tax compliance, tax advice, and tax planning for each of the fiscal years ended August 31, 2003 and August 31, 2004 were $22,000 in fiscal year 2003 and $23,000 in fiscal year 2004.

All Other Fees

Aggregate fees billed or expected to be billed by Pricewaterhouse Coopers LLP for all other services not included in the three categories set forth above for each of the fiscal years ended August 31, 2003 and August 31, 2004 were $1,505 in fiscal year 2003 and $1,596 in fiscal year 2004. These services comprised of on-line research tools and software licensing fees.

The Audit Committee has not adopted any pre-approval policies by which management may engage services of the independent auditor without the advance approval of such services by the Audit Committee. The policy of the Audit Committee is that it approves services provided by the independent auditor before the services are provided. The Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP were compatible with maintaining the auditors’ independence from the Company for the applicable periods.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Horizon Health Corporation Board of Directors is composed of three non-employee, independent directors and operates under a written charter adopted by the Board of Directors. The Audit and Compliance Committee reviews the charter on an ongoing basis and believes that the charter meets the standards set forth in applicable Commission regulations. Each member of the Audit and Compliance Committee satisfies the standards for independence as defined in Rule 4200(a)(15) of The NASDAQ National Market listing standards. The Audit and Compliance Committee makes the selection of the independent accountants for the Company.

Management is responsible for the Company’s internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements prepared by management in accordance with generally accepted auditing standards and to issue a report thereon. The Audit and Compliance Committee’s responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit and Compliance Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Compliance Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit and Compliance Committee further discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit and Compliance Committees).

The Company’s independent accountants provided to the Audit and Compliance Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees). The Audit and Compliance Committee also reviewed and discussed with the independent accountants that firm’s independence. The Audit and Compliance Committee also reviewed and considered whether the provisions of non-audit services to the Company by the independent accountants is compatible with maintaining this independence.

Based upon Audit and Compliance Committee’s discussions with management and the independent accountants and the Audit and Compliance Committee’s reviews of the representations of management and the report of the independent accountants, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2004.

Audit and Compliance Committee

            George E. Bello, Chairman

            James E. Buncher

            Donald A. Steen

PROPOSALS BY STOCKHOLDERS

Proposals by stockholders intended to be presented at the next annual meeting of stockholders of the Company after this Annual Meeting must be received at the executive offices of the Company no later than August 18, 2005, in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. Any stockholder who wishes to bring a proposal before such annual meeting of stockholders, but does not wish to request that the proposal be included in the Company’s proxy materials, should provide written notice of the proposal to the Company’s Secretary at the executive offices of the Company by November 1, 2005. Otherwise, proxies solicited by the Board of Directors for such annual meeting will confer discretionary authority to vote on any such proposal that has not been timely submitted in advance to the Company. For a description of the process regarding stockholder nomination of directors, see Nominating Committee under the heading of “MEETINGS AND COMMITTEES OF THE BOARD.”

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to all of the Company’s employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. A copy of the Company’s Code of Ethics can be found on the Company’s website at www.horizonhealthcorp.com. The Company intends to post on its website any future amendments to, as well as any waivers from, the Company’s Code of Conduct applicable to such senior officers, to the extent permissible by the rules and regulations of the Commission and The NASDAQ National Market.

OTHER BUSINESS

The Board of Directors is aware of no other matter that will be presented for action at the Annual Meeting. If any other matter requiring a vote of the stockholders properly comes before the Annual Meeting, the persons authorized under the proxies solicited hereby will vote and act on such matter according to their own discretion and judgment.

ANNUAL REPORT

The Company’s Annual Report to Stockholders, which contains audited consolidated financial statements of the Company for the fiscal year ended August 31, 2004, is being mailed to stockholders of record with this Proxy Statement. The Annual Report to Stockholders does not form a part of the proxy solicitation materials.

Upon the written request of any person who is a record holder of Common Stock as of the close of business on December 1, 2004, the Company will provide without charge to such person a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended August 31, 2004 as filed with the Securities and Exchange Commission (excluding exhibits). Any such written request must be directed to Horizon Health Corporation, 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, Attention: Mr. John E. Pitts, Senior Vice President-Finance.

KEN NEWMAN

      President

APPENDIX A

HORIZON HEALTH CORPORATION

2005 OMNIBUS INCENTIVE PLAN

HORIZON HEALTH CORPORATION

2005 OMNIBUS INCENTIVE PLAN

ARTICLE 1.

ESTABLISHMENT, PURPOSE AND DURATION

1.1.    Establishment.  Horizon Health Corporation, a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the 2005 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards.

The Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2.    Purpose of the Plan.  The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become Employees or serve as Directors or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3.    Duration of the Plan.  Unless sooner terminated as provided herein, the Plan shall terminate five (5) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

ARTICLE 2.

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1.    “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” including, with correlative meanings, the terms “controlled by” and “under common control with”, as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2.    “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 3.3.

2.3.    “Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4.    “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5.    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6.     “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7.    “Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.8.    “Change of Control” means any of the following events:

(a)        The acquisition by any individual, entity or group (within the meaning of Section 13 (d) (3) or 14 (d) (2) of the Exchange Act) (a “Covered Person”) of Beneficial Ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (i) the then outstanding Shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a) of this Section 2.8, the following acquisitions shall not constitute a Change in Control of the Company: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.8; or

(b)        Individuals who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

(c)        Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding Shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding Shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination.

2.9.    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.10.    “Committee” means the Compensation Committee of the Board, including any subcommittee appointed by the Compensation Committee to administer any portion of the Plan, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.11.    “Company” means Horizon Health Corporation, a Delaware corporation, and any successor thereto as provided in Article 21 herein.

2.12.    “Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

2.13.    “Director” means any individual who is a member of the Board of Directors of the Company.

2.14.    “Effective Date” has the meaning set forth in Section 1.1.

2.15.    “Employee” means any employee of the Company, its Affiliates, and/or Subsidiaries.

2.16.    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17.    “Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

2.18.    “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the National Market System of NASDAQ (“NASDAQ”), or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date, either preceding or succeeding, on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.19.    “Full Value Award” means an Award, other than in the form of an ISO, NQSO or SAR, which is settled by the issuance of Shares.

2.20.    “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.21.    “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.22.    “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.23.    “Insider” shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.24.    “Net Income” means the consolidated net income after taxes for the Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.

2.25.    “Nonemployee Director” means a Director who is not an Employee.

2.26.    “Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.27.    “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.28.    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.29.    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.30.    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.31.    “Participant” means any eligible person as set forth in Article 5 to whom an Award is granted.

2.32.    “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.33.    “Performance Measures” means measures as described in Article 11. on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.34.    “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.35.    “Performance Share” means an Award granted to a Participant, as described in Article 9.

2.36.    “Performance Unit” means an Award granted to a Participant, as described in Article 9.

2.37.    “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.38.    “Person” shall have the meaning ascribed to such term in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.39.    “Plan” means the Horizon Health Corporation 2005 Omnibus Incentive Plan.

2.40.    “Plan Year” means the fiscal year of the Company.

2.41.    “Prior Plans” means the 1995 and 1998 Stock Option Plans of the Company and the 1995 Stock Option Plan for Eligible Outside Directors of the Company.

2.42.    “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.43.    “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.44.    “Share” means a share of common stock of the Company, $.10 par value per share.

2.45.    “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.46.    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.47.    “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.48.    “Ten Percent Stockholder” means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Affiliate or any Subsidiary. An individual shall be considered as owning the stock owned, directly or indirectly, by or for this brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

2.49.    “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE 3.

ADMINISTRATION

3.1.    General.  The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2.    Authority of the Committee.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 19, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3.    Delegation.  The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

ARTICLE 4.

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1.    Number of Shares Available for Awards.  Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) is Three Hundred Thousand (300,000) Shares. This Plan shall serve as the successor to the Prior Plans and no further grants shall be made under the Prior Plans from and after the Effective Date of this Plan. All outstanding Awards under the Prior Plans shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance. Any Shares of common stock reserved for issuance under the Prior Plans in excess of the number of Shares as to which Awards have been awarded there under shall no longer be available for grant after the Effective Date. Of the Shares reserved for issuance under Section 4.1(a) of the Plan, no more than Two Hundred Thousand (200,000) Shares may be issued pursuant to Full Value Awards.

4.2.    Share Usage.  Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3.    Annual Award Limits.

(a)      Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i)        Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be fifty thousand (50,000) Shares.

(ii)        SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be fifty thousand (50,000) Shares.

(iii)        Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be fifty thousand (50,000) Shares.

(iv)        Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be fifty thousand (50,000) Shares, or equal to the value of fifty thousand (50,000) Shares determined as of the date of vesting or payout, as applicable.

(v)        Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of fifty thousand (50,000) Shares determined as of the date of grant.

(vi)        Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be fifty thousand (50,000) Shares.

(b)      In addition, the maximum aggregate number of Shares that are the subject of all Awards granted in any one plan year shall be one hundred fifty thousand (150,000) Shares; provided, however, that Shares subject to Awards granted to new employees in connection with their initial employment shall not be counted in making and shall be excluded from, such limitation.

4.4.    Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 18, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

ARTICLE 5.

ELIGIBILITY AND PARTICIPATION

5.1.    Eligibility.  Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2.    Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sale discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6.

STOCK OPTIONS

6.1.    Grant of Options.   Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sale discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the regulations there under).

6.2.    Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3.    Option Price.  The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be based on either one hundred percent (100%) of the FMV of the Shares on the date of grant, set at a premium to the FMV of the Shares on the date of grant, or indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, if the Option is an ISO the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant, and, in the case of a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the FMV of the Shares on the date of grant.

6.4.    Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (l0th) anniversary of the date of its grant, and, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant.

6.5.    Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6.    Payment.   Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full in one more of the following ways except to the extent provided otherwise in the Award Agreement either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Notwithstanding the foregoing the use of any alternative method of paying the exercise price of an Option or satisfying any tax withholding requirements applicable to exercise of an Option shall be limited and subject to the requirement that such alternative method may not be utilized if the use of such method, in and of itself, would require the Company to recognize compensation expense in its financial accounting statements.

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7.    Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8.    Termination of Employment.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination. Unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall not terminate upon the termination of employment or director status if the Participant continues to serve as a consultant to the Company or any of its affiliates and instead, in such event, upon the Award shall continue and upon termination of consultant status, the Award shall terminate on the same basis as would have been applicable upon termination of employment or director status.

6.9.    Transferability of Options.

(a)        Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

(b)        Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall be transferable by a Participant also (i) as a gift to family members of the Participant or trusts for the family members of the Participant or charities or other not-for-profit organizations or (ii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10.    Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.11.    Substituting SARs.  Only in the event the Company is not accounting for equity compensation under APB Opinion 25, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Stock (or SARs paid in Stock or cash at the Committee’s discretion) for outstanding Options; provided, the terms of the substituted Stock SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company’s auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1.    Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be based on either one hundred percent (100%) of the FMV of the Shares on the date of grant, set at a premium to the FMV of the Shares on the date of grant, indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2.    SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3.    Term of SAR.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (l0th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4.    Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5.    Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6.    Payment of SAR Amount.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)        The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)        The number of Shares with respect to whether the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7.    Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination. Unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall not terminate upon the termination of employment or director status if the Participant continues to serve as a consultant to the Company or any of its affiliates and instead, in such event, upon the Award shall continue and upon termination of consultant status, the Award shall terminate on the same basis as would have been applicable upon termination of employment or director status.

7.8.    Nontransferability of SARs.  Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall be transferable by a Participant also (i) as a gift to family members of the Participant or trusts for the family members of the Participant or charities or other not-for-profit organizations or (ii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9.    Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1.    Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2.    Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3.    Transferability.  Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee. Unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall not terminate upon the termination of employment or director status if the Participant continues to serve as a consultant to the Company or any of its affiliates and instead, in such event, upon the Award shall continue and upon termination of consultant status, the Award shall terminate on the same basis as would have been applicable upon termination of employment or director status.

8.4.    Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and subject to Article 15, at the close of the Restriction Period, or as soon as practicable thereafter, Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5.    Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the of Horizon Health Corporation’s 2005 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Horizon Health Corporation.”

8.6.    Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7.    Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination. Notwithstanding the foregoing, unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall be transferable by a Participant also (i) as a gift to family members of the Participant or trusts for the family members of the Participant or charities or other not-for-profit organizations or (ii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the Participant.

8.8.    Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9.

PERFORMANCE UNITS/PERFORMANCE SHARES

9.1.    Grant of Performance Units/Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2.    Value of Performance Units/Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3.    Earning of Performance Units/Performance Shares.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4.    Form and Timing of Payment of Performance Units/Performance Shares.  Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5.    Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination. Unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall not terminate upon the termination of employment or director status if the Participant continues to serve as a consultant to the Company or any of its affiliates and instead, in such event, upon the Award shall continue and upon termination of consultant status, the Award shall terminate on the same basis as would have been applicable upon termination of employment or director status

9.6.    Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall be transferable by a Participant also (i) as a gift to family members of the Participant or trusts for the family members of the Participant or charities or other not-for-profit organizations or (ii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the Participant.

ARTICLE 10.

CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

10.1.    Grant of Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2.    Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3.    Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4.    Payment of Cash-Based Awards and Other Stock-Based Awards.  Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5.    Termination of Employment.  The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards and other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards and Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination. Unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall not terminate upon the termination of employment or director status if the Participant continues to serve as a consultant to the Company or any of its affiliates and instead, in such event, upon the Award shall continue and upon termination of consultant status, the Award shall terminate on the same basis as would have been applicable upon termination of employment or director status

10.6.    Nontransferability.  Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, unless otherwise provided in the Award Agreement, an Award (other than an ISO) shall be transferable by a Participant also (i) as a gift to family members of the Participant or trusts for the family members of the Participant or charities or other not-for-profit organizations or (ii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11.

PERFORMANCE MEASURES

11.1.    Performance Measures.  Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)        Net earnings or net income (before or after taxes);

(b)        Earnings per share;

(c)        Net sales growth;

(d)        Net operating profit;

(e)        Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(f)        Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g)        Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)        Gross or operating margins;

(i)        Productivity ratios;

(j)        Share price (including, but not limited to, growth measures and total shareholder return);

(k)        Expense targets;

(l)        Margins; and

(m)        Operating efficiency or efficiency ratios.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2.    Evaluation of Performance.  The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3.    Adjustment of Performance-Based Compensation.  Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4.    Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12.

NONEMPLOYEE DIRECTOR AWARDS

All Awards to Nonemployee Directors shall be determined by the Board of Directors.

ARTICLE 13.

DIVIDEND EQUIVALENTS

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

ARTICLE 14.

BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 15.

DEFERRALS

The Committee may permit or require a participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Covered Employee Annual Incentive Awards, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals; provided, however, that only Participants who are within a select group of management or highly compensated employees shall be permitted or required to make deferrals as provided in this Article 15.

ARTICLE 16.

RIGHTS OF PARTICIPANTS

16.1.    Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director or Third Party Service Provider for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2.    Participation.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3.    Rights as a Shareholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 17.

CHANGE OF CONTROL

17.1.    Change of Control of the Company.  Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

(a)        Any and all Options and SARs granted hereunder shall become immediately vested and exercisable to the extent their Grant Price or Base Price, as adjusted pursuant to Section 4.4 and/or Article 18 is less than the Fair Market Value of a Share on such date; additionally, if a Participant’s employment is terminated for any reason except Cause within three (3) months prior to such Change of Control or within twelve (12) months subsequent to such Change of Control, the Participant shall have until the earlier of: (i) twelve (12) months following such termination date, or (ii) the expiration of the Option or SAR term, to exercise any such Option or SAR;

(b)        Any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse;

(c)        The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control;

(i)        The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control. The Committee has the authority to pay all or any portion of the value of the Shares in cash;

(ii)        Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control; and

(d)        Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company, the Committee shall payout all Cash-Based Awards and Other Stock-Based Awards.

(e)        Subject to the acceleration of vesting of outstanding Options, the Committee, in its discretion, may provide that in the event of a Change of Control pursuant to Section 2.8(a), (b), (c), or (e), no later than ten (10) days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease, or exchange or assets or dissolution or such election of directors, or in the event of a Change of Control pursuant to Section 2.8(d), no later than thirty (30) days after the occurrence of such Change of Control, that (i) Options may be exercised in full only for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of the Participants there under shall terminate, or (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per Share equal to the excess, if any of the “Change of Control Value” of the Shares subject to such Option over the Option price(s) under such Options for such Shares.

(f)        For the purpose of Section 17.1(f) (ii), “Change of Control Value” shall equal the amount determined in clause (i), (ii), or (iii), whichever is applicable, as follows: (i) the per Share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets, or dissolution transaction, (ii) the price per Share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per Share of the Shares in which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in Section 2.8 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

ARTICLE 18.

AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

18.1.    Amendment, Modification, Suspension, and Termination.  The Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Sections 4.4 and 6.11 hereof, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

18.2.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

ARTICLE 19.

WITHHOLDING

19.1.    Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2.    Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to, but not more than, the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. In the event a Participant exercises an election under this Section and only satisfies the minimum statutory withholding requirement imposed on the relevant transaction in part, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the remaining amount of the required minimum statutory withholding amount.

ARTICLE 20.

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 21.

GENERAL PROVISIONS

21.1.    Forfeiture Events.

(a)        The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)        If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

21.2.    Legend.  The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3.    Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4.    Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.5.    Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6.    Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7.    Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8.    Investment Representations.  The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9.    Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

21.10.    No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.11.    Nonexclusivity of the Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.12.    No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.13.    Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

21.14.    Indemnification.  Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

HORIZON HEALTH CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 21, 2005

The undersigned hereby constitutes and appoints KEN NEWMAN and JOHN E. PITTS, each with power to act with or without the other and with full power of substitution, as Proxies of the undersigned to represent and to vote all shares of the Common Stock of Horizon Health Corporation (the “Company”) standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Friday, January 21, 2005, at 11:30 a.m., Central Time, and at any and all adjournments thereof.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this Proxy will be voted FOR the seven nominees of the Board of Directors listed in Proposal 1 and FOR Proposal 2. If the executed Proxy does not withhold authority to vote for the election of a nominee for director in Proposal 1, the Proxy will be deemed to grant authority to vote FOR the election of such nominee and will be so voted. The Proxies named herein are each authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

The undersigned hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised by following the procedures stated in the Proxy Statement.

(Please mark, sign and date on the other side and return promptly in the enclosed envelope.)

A ☒	Please mark your votes as in this example

2. Proposal to approve the adoption of the 2005 Omnibus Incentive Plan.

	FOR all nominees listed (except as listed to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed	Nominees: Ken Newman George E. Bello	FOR ☐	AGAINST ☐
1. Election of Directors.	☐	☐	Michael R. Bowlin James E. Buncher Robert A. Lefton William H. Longfield Donald E. Steen	3. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark the FOR box and write each such nominee’s name in the space provided below:				PLEASE MARK, SIGN AND DATE AND RETURN THIS VOTING DIRECTION PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURE:	Dated:	TITLE:	Dated:
(if applicable)

Note:	Please date and sign exactly as name appears hereon. Where shares of Common
Stock are owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

December 15, 2004

Participants Owning Horizon Common Stock

Through The Horizon Health Corporation

Employees Savings and Profit Sharing Plan

Re:	Your Opportunity to Instruct the Trustee How To Vote the Horizon Common
Stock in Your 401(k) Plan Account At Annual Meeting of Stockholders

Dear Participant:

An Annual Meeting of Stockholders (the “Annual Meeting”) of Horizon Health Corporation, a Delaware corporation (the “Company”), will be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Friday, January 21, 2005, at 11:30 a.m., Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only holders of record of the Common Stock of the Company at the close of business on December 1, 2004 (the “Record Date”) will be entitled to vote at the Annual Meeting.

As described below, the Trustee of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the “Plan”) hereby requests your directions as to how you want the Trustee to vote at the Annual Meeting the shares of Common Stock held in your individual Plan account at the Annual Meeting.

You should find the following items enclosed:

•	A “Proxy Statement” including a Notice of Annual Meeting of Stockholders describing the matters to be voted on at the Annual Meeting. The matters currently anticipated to be voted on at the Annual Meeting consist of the election of seven directors of the Company to serve for the ensuing year and the approval of the adoption of the 2005 Omnibus Incentive Plan. All of these matters, together with other information regarding the Annual Meeting, are described in more detail in the accompanying Proxy Statement.

•	The Company’s Annual Report to Stockholders for the fiscal year ended August 31, 2004.

•	A “Voting Direction” card.

•	A pre-addressed postage-paid return envelope that you may use to return your Voting Direction card to American Stock Transfer & Trust Company, the Transfer Agent for the Common Stock of the Company (the “Transfer Agent”).

Please read the Proxy Statement for a detailed explanation of the matters to be considered and voted on at the Annual Meeting before completing your Voting Direction card. Also, please note that you do not have to complete and submit any proxy form, or otherwise grant any proxy to any person with respect to the shares of Horizon Common Stock held in your Plan account at the Record Date, since you are not the holder of record of such shares. Under the terms of the Plan, however, you have the right to direct the Trustee as to how you want the Trustee to vote such shares at the Annual Meeting. All you have to do to exercise this right is follow the instructions in this letter and in the attached Voting Direction card.

Explanation of Voting Rules of the Plan

All voting rights of shares of Horizon Common Stock held in a participant’s Plan account belong to that participant. The participant may exercise such voting rights by supplying written voting instructions to the Trustee. Under the terms of the Plan, the Trustee will vote the shares of Horizon Common Stock held in the participant’s account at the Record Date in accordance with the participant’s written instructions. Any shares of Common Stock as to which a participant does not supply to the Trustee timely voting instructions will not be voted.

Pursuant to these requirements of the Plan, the Transfer Agent is delivering this letter and the enclosed materials to you to request your direction as to how you want the Trustee to vote at the Annual Meeting the shares of Horizon Common Stock held in your individual Plan account at the Record Date.

Steps You Need to Take to Instruct the Trustee How to Vote the Shares of Horizon Common Stock Held in Your Individual Account in the Plan

Once you have reached a decision concerning how you want the shares of Horizon Common Stock held in your Plan account at the Record Date to be voted, you need to do the following:

Step 1: Mark your choice as to each such matter on the enclosed Voting Direction card, date the card, and sign it.

Step 2: Mail the Voting Direction card to American Stock Transfer & Trust Company using the enclosed pre-addressed, U.S. mail postage-paid return envelope, so that it will be received by no later than 5:00 p.m. E.S.T. on January 17, 2005.

If the Transfer Agent does not receive your Voting Direction card by January 17, 2005, or if the Transfer Agent receives your Voting Direction card by January 17, 2005, but it is not signed, the shares of Horizon Common Stock held in your Plan account at the Record Date will not be voted.

Changing or Revoking Your Voting Direction Card

If, after submitting your Voting Direction card, you want to change your vote, you must obtain a new Voting Direction card from the Transfer Agent by writing, faxing, or telephoning the Transfer Agent at the following address, phone number, or fax number:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

www.amstock.com

Telephone No.: (800) 937-5449

Fax No.: (718) 921-8336

By properly completing and signing and timely returning a new Voting Direction card to the Transfer Agent you will revoke any Voting Direction card previously submitted. You may also revoke your Voting Direction by notifying the Transfer Agent in a signed writing of your decision to revoke it, but in such a case, if you do not also timely submit a new Voting Direction card to the Transfer Agent, your shares will not be voted. After January 17, 2005, you may not change or revoke your Voting Direction.

Your Voting Direction Card Will Be Kept Confidential

Neither the Trustee nor the Transfer Agent will release your Voting Direction card or any copy of it, or otherwise divulge how you directed the Trustee to vote, to any person, including the Company or any of its individual officers or employees, except as the Trustee or the Transfer Agent may be compelled to do so by law.

Enclosures

Horizon Health Corporation Proxy Statement

Horizon Health Corporation Annual Report to Stockholders

Participant Voting Direction Card

EMPLOYEES SAVINGS AND PROFIT SHARING PLAN

HORIZON HEALTH CORPORATION

VOTING DIRECTION FOR ANNUAL MEETING OF STOCKHOLDERS

OF HORIZON HEALTH CORPORATION

TO BE HELD ON JANUARY 21, 2005

The undersigned hereby directs the Trustee (the “Trustee”) of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the “Plan”), to vote, at the Annual Meeting of Stockholders of Horizon Health Corporation to be held at the executive offices of the Company at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Friday, January 21, 2005, at 11:30 a.m., Central Time and at any and all adjournments thereof, all of the shares of Common Stock of Horizon Health Corporation, a Delaware corporation (“Horizon”), held in my individual Plan account as of the record date as set forth on the reverse side of this Voting Direction card.

When properly executed, this Voting Direction will be voted in the manner directed herein by the undersigned Plan participant. If no direction is given, this Voting Direction will be voted FOR the seven nominees of the Board of Directors listed in Proposal 1 and FOR Proposal 2. If the executed Voting Direction does not withhold authority to vote for the election of a nominee for director in Proposal 1, the Voting Direction will be deemed to grant authority to vote FOR the election of such nominee and will be so voted. The Trustee is authorized to vote in its discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

The undersigned hereby revokes any Voting Direction cards heretofore given. This Voting Direction may be revoked at any time before it is exercised by following the procedures stated in the Participant Direction letter accompanying this Voting Direction card.

(Please mark, sign and date on the other side and return promptly in the enclosed envelope.)

A ☒	Please mark your votes as in this example

2. Proposal to approve the adoption of the 2005 Omnibus Incentive Plan.

	FOR all nominees listed (except as listed to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed	Nominees: Ken Newman George E. Bello	FOR ☐	AGAINST ☐
1. Election of Directors.	☐	☐	Michael R. Bowlin James E. Buncher Robert A. Lefton William H. Longfield Donald E. Steen	3. The Trustee is authorized to vote in its discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark the FOR box and write each such nominee’s name in the space provided below:				PLEASE MARK, SIGN AND DATE AND RETURN THIS VOTING DIRECTION PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURE:	Dated:	SIGNATURE:	Dated:

Note:	Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.